EXHIBIT 99.1
FOR IMMEDIATE RELEASE

FROM: MSA Safety Incorporated
Ticker: MSA (NYSE)
Media Relations Contact: Mark Deasy (412) 559-8154
Investor Relations Contact: Chris Hepler (412) 225-3717

MSA Safety Announces Second Quarter Results
Strong double-digit sales and earnings growth; increasing full year sales growth outlook to low double-digits

PITTSBURGH, July 31, 2023 - Global safety equipment and solutions provider MSA Safety Incorporated (NYSE: MSA) today reported financial results for the second quarter of 2023.

Quarterly Highlights
•Achieved quarterly net sales of $447 million, a 20% increase year-over-year, reflecting broad-based strength across MSA's product portfolio and regions.

•Generated GAAP operating income of $95 million, or 21.2% of sales, and adjusted operating income of $104 million, or 23.2% of sales.

•Recorded GAAP net income of $67 million, or $1.70 per diluted share, and adjusted earnings of $72 million, or $1.83 per diluted share.

•Invested $10 million in capital expenditures, repaid $59 million of debt and deployed
$18 million for dividends to shareholders.

“Our team delivered excellent results in the second quarter, as we built on the positive momentum from the start of the year to achieve strong quarterly sales and healthy growth,” said Nish Vartanian, MSA Safety Chairman and Chief Executive Officer. “Our results demonstrate the strength of our diversified portfolio, leading global market positions and the resiliency of our end markets. Our purposeful investments in talent, innovation and strategic acquisitions have helped to enhance the breadth and depth of our portfolio, serving as a sustainable foundation for ongoing profitable growth.”

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Commenting on the recent promotions of Steve Blanco to President and Chief Operating Officer, Stephanie Sciullo to President of MSA's Americas segment and Rick Roda to Chief Legal Officer, Mr. Vartanian added, “I am excited about the promotions of Steve, Stephanie and Rick to their new roles, which recognizes their significant contributions to MSA's success and my confidence in their ability to create positive impacts and deliver results going forward.”
Mr. Vartanian concluded, “As we move into the second half of the year, we will continue to emphasize operational and commercial excellence, supported by the MSA Business System. We are focused on providing our customers with innovative safety products and solutions, capturing growth from end markets aligned with secular growth trends and delivering long-term value creation for all our stakeholders.”
Financial Highlights and Balance Sheet

Financial Highlights	Three Months Ended June 30,
($ millions, except per share data)	2023	2022	% Change(a)
Net Sales	$447	$372	20%
Operating Income	95	62	54%
Adjusted Operating Income	104	66	58%
Net Income	67	48	41%
Diluted EPS	1.70	1.21	40%
Adjusted Earnings	72	51	42%
Adjusted Diluted EPS	1.83	1.29	42%
(a) Percentage change may not calculate exactly due to rounding.

Lee McChesney, MSA Safety Senior Vice President and Chief Financial Officer, commented, “Our team executed well in the second quarter and delivered robust growth, margin expansion and cash flow generation. We strengthened our balance sheet position and ended the quarter with 1.7x net leverage, a sequential improvement from 2.0x in the prior quarter. Looking ahead, we are confident in our ability to deliver on our financial commitments, and based on the strong first half performance, we are increasing our sales growth outlook to low double-digits for the full year and remain focused on delivering healthy margins and cash flow generation.”

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Conference Call
MSA Safety will host a conference call on Tuesday, August 1, 2023 at 10:00 a.m. Eastern Time to discuss its second quarter 2023 results and outlook. The call and an accompanying slide presentation will be webcast at http://investors.msasafety.com/ under the "News and Events" tab, subheading "Events & Presentations." Investors and interested parties can also dial into the call at 1-844-854-4415 (Toll Free) or 1-412-902-6599 (International). When prompted, please instruct the operator to be joined into the MSA Safety Incorporated conference call. A replay of the conference call will be available at http://investors.msasafety.com/ shortly after the conclusion of the presentation and will be available for the next 90 days.

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MSA Safety Incorporated
Condensed Consolidated Statements of Operations (Unaudited)
(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022

Net sales	$447,299	$372,313	$845,561	$703,005
Cost of products sold	233,503	207,913	450,367	395,821
Gross profit	213,796	164,400	395,194	307,184

Selling, general and administrative	96,336	86,076	187,427	164,625
Research and development	15,992	15,268	31,224	28,601
Restructuring charges	3,350	57	5,097	2,247
Currency exchange losses (gains), net	3,110	(1,463)	7,285	1,809
Loss on divestiture of MSA LLC	—	—	129,211	—
Product liability expense	—	2,926	3	5,698
Operating income	95,008	61,536	34,947	104,204

Interest expense	13,175	4,578	24,651	8,196
Other income, net	(5,650)	(6,419)	(9,450)	(12,762)
Total other expense (income), net	7,525	(1,841)	15,201	(4,566)

Income before income taxes	87,483	63,377	19,746	108,770
Provision for income taxes	20,393	15,684	102,829	25,535
Net income (loss)	$67,090	$47,693	$(83,083)	$83,235

Earnings (loss) per share attributable to common shareholders:
Basic	$1.71	$1.21	$(2.12)	$2.12
Diluted	$1.70	$1.21	$(2.12)	$2.11

Basic shares outstanding	39,274	39,266	39,249	39,279
Diluted shares outstanding	39,409	39,421	39,249	39,472

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MSA Safety Incorporated
Condensed Consolidated Balance Sheets (Unaudited)
(In thousands)

	June 30, 2023	December 31, 2022

Assets
Cash and cash equivalents	$146,897	$162,902
Trade receivables, net	302,201	297,028
Inventories	337,954	338,316
Notes receivable, insurance companies	—	5,931
Other current assets	63,328	75,949
Total current assets	850,380	880,126

Property, plant and equipment, net	206,066	207,552
Prepaid pension cost	148,172	141,643
Goodwill	626,262	620,622
Intangible assets, net	275,305	281,853
Notes receivable, insurance companies, noncurrent	—	38,695
Insurance receivable, noncurrent	—	110,300
Other noncurrent assets	92,966	96,185
Total assets	$2,199,151	$2,376,976

Liabilities and shareholders' equity
Notes payable and current portion of long-term debt, net	$26,492	$7,387
Accounts payable	107,046	112,532
Other current liabilities	166,412	225,946
Total current liabilities	299,950	345,865

Long-term debt, net	787,527	565,445
Pensions and other employee benefits	139,783	137,810
Deferred tax liabilities	102,744	31,881
Product liability and other noncurrent liabilities	38,016	372,234
Total shareholders' equity	831,131	923,741
Total liabilities and shareholders' equity	$2,199,151	$2,376,976

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MSA Safety Incorporated
Condensed Consolidated Statements of Cash Flows (Unaudited)
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022

Net income (loss)	$67,090	$47,693	$(83,083)	$83,235
Depreciation and amortization	14,889	13,922	29,461	28,087
Tax-effected loss on divestiture of MSA LLC	—	—	199,578	—
Contribution on divestiture of MSA LLC	—	—	(341,186)	—
Change in working capital and other operating	13,089	(46,162)	4,389	(71,346)
Cash flow from (used in) operating activities	95,068	15,453	(190,841)	39,976

Capital expenditures	(9,920)	(11,829)	(18,322)	(19,805)
Change in short-term investments	—	5,180	—	14,207
Property disposals and other investing	2,639	—	2,674	—
Cash flow used in investing activities	(7,281)	(6,649)	(15,648)	(5,598)

Change in debt	(58,514)	32,000	236,898	37,000
Cash dividends paid	(18,469)	(18,109)	(36,514)	(35,401)
Other financing	801	(27,764)	(3,795)	(31,372)
Cash flow (used in) from financing activities	(76,182)	(13,873)	196,589	(29,773)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(3,364)	(7,113)	(5,651)	(10,474)

Increase (decrease) in cash, cash equivalents and restricted cash	$8,241	$(12,182)	$(15,551)	$(5,869)

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MSA Safety Incorporated
Segment Information (Unaudited)
(In thousands, except percentage amounts)

	Americas	International	Corporate	Consolidated
Three Months Ended June 30, 2023
Net sales to external customers	$308,378	$138,921	$—	$447,299
Operating income				95,008
Operating margin %				21.2%
Restructuring charges				3,350
Currency exchange losses, net				3,110
Amortization of acquisition-related intangible assets				2,315
Adjusted operating income (loss)	94,816	21,743	(12,776)	103,783
Adjusted operating margin %	30.7%	15.7%		23.2%
Depreciation and amortization				12,574
Adjusted EBITDA	103,977	24,949	(12,569)	116,357
Adjusted EBITDA margin %	33.7%	18.0%		26.0%

Three Months Ended June 30, 2022
Net sales to external customers	$252,386	$119,927	$—	$372,313
Operating income				61,536
Operating margin %				16.5%
Restructuring charges				57
Currency exchange gains, net				(1,463)
Product liability expense				2,926
Amortization of acquisition-related intangible assets				2,318
Transaction costs (a)				239
Adjusted operating income (loss)	57,141	17,207	(8,735)	65,613
Adjusted operating margin %	22.6%	14.3%		17.6%
Depreciation and amortization				11,604
Adjusted EBITDA	65,461	20,370	(8,614)	77,217
Adjusted EBITDA margin %	25.9%	17.0%		20.7%

(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during acquisitions and divestitures. These costs are included in selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Operations.

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MSA Safety Incorporated
Segment Information (Unaudited)
(In thousands, except percentage amounts)

	Americas	International	Corporate	Consolidated
Six Months Ended June 30, 2023
Net sales to external customers	$588,645	$256,916	$—	$845,561
Operating income				34,947
Operating margin %				4.1%
Restructuring charges				5,097
Currency exchange losses, net				7,285
Loss on divestiture of MSA LLC				129,211
Product liability expense				3
Amortization of acquisition-related intangible assets				4,620
Adjusted operating income (loss)	166,510	37,522	(22,869)	181,163
Adjusted operating margin %	28.3%	14.6%		21.4%
Depreciation and amortization				24,841
Adjusted EBITDA	184,471	44,007	(22,474)	206,004
Adjusted EBITDA margin %	31.3%	17.1%		24.4%

Six Months Ended June 30, 2022
Net sales to external customers	$478,034	$224,971	$—	$703,005
Operating income				104,204
Operating margin %				14.8%
Restructuring charges				2,247
Currency exchange losses, net				1,809
Product liability expense				5,698
Amortization of acquisition-related intangible assets				4,667
Transaction costs (a)				832
Adjusted operating income (loss)	109,577	26,196	(16,316)	119,457
Adjusted operating margin %	22.9%	11.6%		17.0%
Depreciation and amortization				23,420
Adjusted EBITDA	126,256	32,698	(16,077)	142,877
Adjusted EBITDA margin %	26.4%	14.5%		20.3%

(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during acquisitions and divestitures. These costs are included in selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Operations.

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The Americas segment is comprised of our operations in Northern North American and Latin American geographies. The International segment is comprised of our operations in all geographies outside of the Americas. Certain global expenses are allocated to each segment in a manner consistent with where the benefits from the expenses are derived.
Adjusted operating income (loss), adjusted operating margin, adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) and adjusted EBITDA margin are the measures used by the chief operating decision maker to evaluate segment performance and allocate resources. As such, management believes that adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are useful metrics for investors. Adjusted operating income (loss) is defined as operating income excluding restructuring charges, currency exchange gains / losses, loss on divestiture of MSA LLC, product liability expense, amortization of acquisition-related intangible assets, and transaction costs. Adjusted operating margin is defined as adjusted operating income (loss) divided by segment net sales to external customers. Adjusted EBITDA is defined as adjusted operating income (loss) plus depreciation and amortization, and adjusted EBITDA margin is defined as adjusted EBITDA divided by segment net sales to external customers. Adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are not recognized terms under GAAP, and therefore do not purport to be alternatives to operating income or operating margin as a measure of operating performance. The company's definition of adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. As such, management believes that it is appropriate to consider operating income determined on a GAAP basis in addition to these non-GAAP measures.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Constant currency revenue growth (Unaudited)

Consolidated

	Three Months Ended June 30, 2023
	Breathing Apparatus	Firefighter Helmets and Protective Apparel	Fixed Gas and Flame Detection	Portable Gas Detection	Industrial Head Protection	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	10%	36%	32%	17%	8%	27%	21%	13%	20%
Plus: Currency translation effects	—%	—%	(1)%	—%	(1)%	—%	—%	(1)%	—%
Constant currency sales change	10%	36%	31%	17%	7%	27%	21%	12%	20%

	Six Months Ended June 30, 2023
	Breathing Apparatus	Firefighter Helmets and Protective Apparel	Fixed Gas and Flame Detection	Portable Gas Detection	Industrial Head Protection	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	9%	33%	22%	29%	13%	27%	20%	18%	20%
Plus: Currency translation effects	1%	1%	—%	1%	—%	1%	1%	1%	1%
Constant currency sales change	10%	34%	22%	30%	13%	28%	21%	19%	21%

Management believes that constant currency revenue growth is a useful metric for investors, as foreign currency translation can have a material impact on revenue growth trends. Constant currency revenue growth highlights ongoing business performance excluding the impact of fluctuating foreign currencies, which is outside of management's control. There can be no assurances that MSA's definition of constant currency revenue growth is consistent with that of other companies. As such, management believes that it is appropriate to consider revenue growth determined on a GAAP basis in addition to this non-GAAP financial measure.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Constant currency revenue growth (Unaudited)

Americas Segment

	Three Months Ended June 30, 2023
	Breathing Apparatus	Firefighter Helmets and Protective Apparel	Fixed Gas and Flame Detection	Portable Gas Detection	Industrial Head Protection	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	7%	48%	31%	20%	6%	32%	22%	24%	22%
Plus: Currency translation effects	—%	—%	—%	—%	(1)%	(2)%	(1)%	(2)%	—%
Constant currency sales change	7%	48%	31%	20%	5%	30%	21%	22%	22%

	Six Months Ended June 30, 2023
	Breathing Apparatus	Firefighter Helmets and Protective Apparel	Fixed Gas and Flame Detection	Portable Gas Detection	Industrial Head Protection	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	6%	48%	21%	33%	12%	29%	22%	35%	23%
Plus: Currency translation effects	—%	—%	—%	(1)%	(1)%	(1)%	—%	(2)%	—%
Constant currency sales change	6%	48%	21%	32%	11%	28%	22%	33%	23%

Management believes that constant currency revenue growth is a useful metric for investors, as foreign currency translation can have a material impact on revenue growth trends. Constant currency revenue growth highlights ongoing business performance excluding the impact of fluctuating foreign currencies, which is outside of management's control. There can be no assurances that MSA's definition of constant currency revenue growth is consistent with that of other companies. As such, management believes that it is appropriate to consider revenue growth determined on a GAAP basis in addition to this non-GAAP financial measure.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Constant currency revenue growth (Unaudited)

International Segment

	Three Months Ended June 30, 2023
	Breathing Apparatus	Firefighter Helmets and Protective Apparel	Fixed Gas and Flame Detection	Portable Gas Detection	Industrial Head Protection	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	17%	4%	32%	9%	14%	19%	18%	—%	16%
Plus: Currency translation effects	—%	(1)%	(1)%	1%	2%	1%	1%	1%	—%
Constant currency sales change	17%	3%	31%	10%	16%	20%	19%	1%	16%

	Six Months Ended June 30, 2023
	Breathing Apparatus	Firefighter Helmets and Protective Apparel	Fixed Gas and Flame Detection	Portable Gas Detection	Industrial Head Protection	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	17%	(4)%	23%	21%	15%	23%	17%	(1)%	14%
Plus: Currency translation effects	2%	3%	2%	3%	4%	5%	3%	3%	3%
Constant currency sales change	19%	(1)%	25%	24%	19%	28%	20%	2%	17%

Management believes that constant currency revenue growth is a useful metric for investors, as foreign currency translation can have a material impact on revenue growth trends. Constant currency revenue growth highlights ongoing business performance excluding the impact of fluctuating foreign currencies, which is outside of management's control. There can be no assurances that MSA's definition of constant currency revenue growth is consistent with that of other companies. As such, management believes that it is appropriate to consider revenue growth determined on a GAAP basis in addition to this non-GAAP financial measure.

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MSA Safety Incorporated
Supplemental Segment Information (Unaudited)
Summary of constant currency revenue growth by segment and product group

	Three Months Ended June 30, 2023
	Consolidated	Americas	International

Firefighter Helmets & Protective Apparel	36%	48%	3%
Fixed Gas and Flame Detection	31%	31%	31%
Fall Protection	27%	30%	20%
Portable Gas Detection	17%	20%	10%
Breathing Apparatus	10%	7%	17%
Industrial Head Protection	7%	5%	16%
Core Sales	21%	21%	19%

Non-Core Sales	12%	22%	1%

Net Sales	20%	22%	16%

	Six Months Ended June 30, 2023
	Consolidated	Americas	International

Firefighter Helmets & Protective Apparel	34%	48%	(1)%
Fixed Gas and Flame Detection	22%	21%	25%
Fall Protection	28%	28%	28%
Portable Gas Detection	30%	32%	24%
Breathing Apparatus	10%	6%	19%
Industrial Head Protection	13%	11%	19%
Core Sales	21%	22%	20%

Non-Core Sales	19%	33%	2%

Net Sales	21%	23%	17%

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Adjusted earnings (Unaudited)
Adjusted earnings per diluted share (Unaudited)
(In thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2023	2022	% Change	2023	2022	% Change

Net income (loss)	$67,090	$47,693	41%	$(83,083)	$83,235	(200)%

Loss on divestiture of MSA LLC	—	—		129,211	—
Deferred tax asset write-off related to divestiture of MSA LLC	—	—		70,366	—
Product liability expense	—	2,926		3	5,698
Amortization of acquisition-related intangible assets	2,315	2,318		4,620	4,667
Transaction costs (a)	—	239		—	832
Restructuring charges	3,350	57		5,097	2,247
Asset related (gains) losses and other	(1,452)	120		(713)	124
Currency exchange losses (gains), net	3,110	(1,463)		7,285	1,809
Income tax expense on adjustments	(2,276)	(946)		(6,921)	(4,069)
Adjusted earnings	$72,137	$50,944	42%	$125,865	$94,543	33%

Adjusted earnings per diluted share	$1.83	$1.29	42%	$3.19	$2.40	33%

(a)Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during acquisitions and divestitures. These costs are included in selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Operations.

Management believes that adjusted earnings and adjusted earnings per diluted share are useful measures for investors, as management uses these measures to internally assess the company’s performance and ongoing operating trends. There can be no assurances that additional special items will not occur in future periods, nor that MSA's definition of adjusted earnings is consistent with that of other companies. As such, management believes that it is appropriate to consider both net (loss) income determined on a GAAP basis as well as adjusted earnings.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Debt to adjusted EBITDA / Net debt to adjusted EBITDA (Unaudited)
(In thousands)

Twelve Months Ended June 30, 2023
Operating income	$169,880
Loss on divestiture of MSA LLC	129,211
Depreciation and amortization	48,531
Product liability expense	14,895
Restructuring charges	10,815
Currency exchange losses, net	15,731
Amortization of acquisition-related intangible assets	9,160
Transaction costs (a)	2,401
Adjusted EBITDA	$400,624

Total end-of-period debt	814,019

Debt to adjusted EBITDA	2.0

Total end-of-period debt	$814,019
Total end-of-period cash and cash equivalents	146,897
Net debt	$667,122

Net debt to adjusted EBITDA	1.7
(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during acquisitions and divestitures. These costs are included in selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Operations.

Management believes that Debt to Adjusted EBITDA and Net Debt to Adjusted EBITDA are useful measures for investors, as management uses these measures to internally assess the company’s liquidity and balance sheet strength. There can be no assurances that that MSA's definition of Debt to Adjusted EBITDA and Net Debt to Adjusted EBITDA is consistent with that of other companies.

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About MSA Safety:
Established in 1914, MSA Safety Incorporated is the global leader in the development, manufacture and supply of safety products and solutions that protect people and facility infrastructures. Many MSA products integrate a combination of electronics, software, mechanical systems and advanced materials to protect users against hazardous or life-threatening situations. The company's comprehensive product line is used by workers around the world in a broad range of markets, including fire service, the oil, gas and petrochemical industry, construction, industrial manufacturing applications, heating, ventilation, air conditioning and refrigeration, utilities, mining and the military. MSA's core products include self-contained breathing apparatus, fixed gas and flame detection systems, portable gas detection instruments, industrial head protection products, firefighter helmets and protective apparel, and fall protection devices. With 2022 revenues of $1.5 billion, MSA employs approximately 5,000 people worldwide. The company is headquartered north of Pittsburgh in Cranberry Township, Pa., and has manufacturing operations in the United States, Europe, Asia and Latin America. With more than 40 international locations, MSA realizes approximately half of its revenue from outside North America. For more information visit MSA's web site at www.MSAsafety.com.
Cautionary Statement Regarding Forward-Looking Statements:
Except for historical information, certain matters discussed in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance and involve various assumptions, known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or other comparable words. Actual results, performance or outcomes may differ materially from those expressed or implied by these forward-looking statements and may not align with historical performance and events due to a number of factors, including those discussed in the sections of our annual report on Form 10-K entitled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors,” and those discussed in our Form 10-Q quarterly reports filed after such annual report. MSA’s SEC filings are readily obtainable at no charge at www.sec.gov, as well as on its own investor relations website at http://investors.MSAsafety.com. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements, and caution should be exercised against placing undue reliance upon such statements. We are under no duty to update publicly any of the forward-looking statements after the date of this earnings press release, whether as a result of new information, future events or otherwise, except as required by law.
Non-GAAP Financial Measures:
This press release includes certain non-GAAP financial measures. These financial measures include constant currency revenue growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted earnings, adjusted earnings per diluted share, debt to adjusted EBITDA, and net debt to adjusted EBITDA. These non-GAAP financial measures provide information useful to investors in understanding our operating performance and trends, and to facilitate comparisons with the performance of our peers. Management also uses these measures internally to assess and better understand our underlying business performance and trends related to core business activities. The non-GAAP financial measures and key performance indicators we use, and computational methods with respect thereto, may differ from the non-GAAP financial measures and key performance indicators, and computational methods, that our peers use to assess their performance and trends.
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The presentation of these non-GAAP financial measures does not comply with U.S. GAAP. These non-GAAP financial measures should be viewed as supplemental in nature, and not as a substitute for, or superior to, our reported results prepared in accordance with GAAP. When non-GAAP financial measures are disclosed, the Securities and Exchange Commission's Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The presentation of these financial measures does not comply with U.S. generally accepted accounting principles ("GAAP"). For an explanation of these measures, with a reconciliation to the most directly comparable GAAP financial measure, see the Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures in the financial tables section above.
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